Federated Intermediate Municipal Trust
A Portfolio of Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMTX)
CLASS Y SHARES (TICKER FIMYX)

SUPPLEMENT TO statement of additional information DATED July 31, 2012
The Board of Trustees of Intermediate Municipal Trust has approved a non-fundamental operating policy that permits, beginning on March 1, 2013, Federated Intermediate Municipal Trust (the “Fund”) to normally invest up to 15% of the Fund's total assets in noninvestment-grade securities, and to opportunistically invest up to 25% of the Fund's total assets in noninvestment-grade securities, in each case consistent with the Fund's investment objective and other investment strategies and policies as in effect from time to time. The following is a supplement to the Fund's Statement of Additional Information, dated July 31, 2012, reflecting this change:
Under the heading entitled “Investment Risks,” please delete the risk description for “Credit Risk” in its entirety and replace it with the following:
“Credit Risk
The Fund may invest up to 100% of its assets in fixed income securities (including tax-exempt securities) rated BBB or in unrated but comparable securities. Beginning on March 1, 2013: (1) the Fund's Adviser expects that, normally, up to 15% of the Fund's total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds; and (2) the Fund may opportunistically invest up to 25% of its total assets in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds.”
December 27, 2012
Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451471 (12/12)